Rule 497(e)
File No. 333-273052

Roundhill ETF Trust

(the “Trust”)

Roundhill Ultra Short Duration No Dividend Target ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated March 16, 2026

September 17, 2026

IMPORTANT NOTICE REGARDING A CHANGE IN THE FUND’S NAME AND INVESTMENT POLICY

The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about October 1, 2026 (the "Effective Date"), the Fund’s name will change to the “Roundhill Box Spread ETF.” The change will not impact the Fund’s investment objective and the Fund’s ticker will not change. All references to “Roundhill Ultra Short Duration No Dividend Target ETF” in the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information are deleted in their entirety and replaced with “Roundhill Box Spread ETF” as of the Effective Date.

Additionally, in connection with the change in the Fund’s name, the Fund has adopted, as of the Effective Date, the following policy under Rule 35d-1 of the Investment Company Act of 1940, as amended:

“Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments (i.e., option contracts) that implement one or more Box Spreads. For purposes of compliance with this investment policy, derivative contracts (i.e., option contracts) will be valued at their notional value.”

Such disclosure will be added as of the Effective Date to the end of the first paragraph of the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus.

Please Keep this Supplement for Future Reference